Exhibit 10.1

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of January 31, 2017 (this “Agreement”), is made among TAKE-TWO INTERACTIVE SOFTWARE, INC., a Delaware corporation (the “Company”), and the persons set forth on Schedule I hereto (collectively, the “Shareholders” or individually a “Shareholder”).

A.                                    On January 31, 2017, the Shareholders entered into a Share Sale and Purchase Agreement with Take-Two Invest España, S.L. and the Company (the “Share Sale and Purchase Agreement”), pursuant to which, subject to the terms and conditions thereof, the Shareholders acquired on the date hereof, and/or may acquire after the date hereof, shares of the Company’s common stock, $0.01 par value per share (“Company Shares”; and any such Common Shares acquired by the Shareholders pursuant to the Share Sale and Purchase Agreement, “Acquired Shares”).

B.                                    In order to induce the Shareholders to accept Company Shares as a portion of the total consideration for entering into the Share Sale and Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

C.                                    Capitalized terms used in this Agreement and set forth in Section 9 are used as defined in Section 9.

Now, therefore, the parties hereto agree as follows:

1.                                      Mandatory Shelf Registration.

(a)                                 The Company agrees to file with the SEC as soon as reasonably practicable, but in no event later than 5:30 p.m., Eastern Time on February 13, 2017 (or, if later, upon the date of the opening of the Company’s “trading window” following its 3rd quarter earnings release), a shelf Registration Statement on Form S-3 or such other form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Shareholders of any and all Registrable Securities, which shelf Registration Statement shall be an “automatic shelf registration statement” as defined under Rule 405, to the extent the Company is eligible to file such automatic shelf Registration Statement (the “Mandatory Shelf Registration Statement”).  If the Mandatory Shelf Registration Statement is not automatically effective when filed with the SEC, the Company agrees to use its commercially reasonable efforts to cause the Mandatory Shelf Registration Statement to be declared effective by the SEC within 90 calendar days following the date hereof.  Notwithstanding the foregoing, the Company shall not be required to include in the Mandatory Shelf Registration Statement any Acquired Shares until such Acquired Shares are actually issued to the Shareholders, at which time the Company may either file a post-effective amendment to the Mandatory Shelf Registration Statement to add such Acquired Shares (and the Company shall use its commercially reasonable efforts to cause such post-effective amendment to be declared effective by the SEC) or, at its option, may elect to file a separate Mandatory Shelf Registration

Statement covering such Acquired Shares (which separate registration statement(s) shall be deemed a Mandatory Shelf Registration Statement for all purposes of this Agreement).

(b)                                 The Company shall use its commercially reasonable efforts to cause the Mandatory Shelf Registration Statement to remain continuously effective until the earliest of (such earliest date, the “Termination Date”): (A) such time when all of the securities constituting Registrable Securities cease to be Registrable Securities hereunder, (B) the date the Company is no longer subject to the reporting requirements of Section 13 of the 1934 Act or Section 15(d) of the 1933 Act or (C) the sixth anniversary of the effective date of the Mandatory Shelf Registration Statement.  The Mandatory Shelf Registration Statement shall provide for the resale of Registrable Securities from time to time, and pursuant to any method or combination of methods legally available to, and requested by, the Shareholders.  The Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1.

(c)                                  Subject to the provisions of this Section 1(c) and a good faith determination by the Board of Directors of the Company that it is in the best interests of the Company to suspend the use of the Mandatory Shelf Registration Statement, following the effectiveness of the Mandatory Shelf Registration Statement, the Company, by written notice to the Shareholders, may direct the Shareholders to suspend sales of Registrable Securities pursuant to the Mandatory Shelf Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of one hundred eighty (180) days in any rolling twelve (12) month period, or more than ninety (90) days in any rolling one hundred eighty (180) day period), if any of the following events shall occur: (i) the Board of Directors of the Company shall have determined in good faith that (A) the offer or sale of any Registrable Securities would impede, delay or interfere with any proposed financing, offer or sale or other disposition of securities, acquisition, merger, tender offer, business combination, corporate reorganization or other material transaction involving the Company, (B) after the advice of counsel, the sale of Registrable Securities pursuant to the Mandatory Shelf Registration Statement would require disclosure of non-public information not otherwise required to be disclosed under applicable law, and (C) either (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) such disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) the proposed transaction would render the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Mandatory Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (ii) the Board of Directors of the Company shall have determined in good faith that it is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Mandatory Shelf Registration Statement or file a post-effective amendment to the Mandatory Shelf Registration

Statement in order to incorporate information into the Mandatory Shelf Registration Statement for the purpose of (1) including in the Mandatory Shelf Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus included in the Mandatory Shelf Registration Statement any facts or events arising after the effective date of the Mandatory Shelf Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent non-public material information not otherwise required to be disclosed under applicable law or otherwise constitute a fundamental change in the information set forth therein; or (3) including in the prospectus included in the Mandatory Shelf Registration Statement any material information with respect to the plan of distribution not disclosed in the Mandatory Shelf Registration Statement or any material change to such information.

2.                                      Registration Procedures.  In connection with any registration and sale of Registrable Securities under the Mandatory Shelf Registration Statement, the Company will:

(a)                                 make all required filings with the Financial Industry Regulatory Authority (“FINRA”);

(b)                                 before filing any amendments or supplements to the Mandatory Shelf Registration Statement, furnish to one firm of counsel selected by the Shareholders copies of all such documents proposed to be filed, which documents will be subject to review and comment of such counsel.  The Company shall give good faith consideration to, and reasonably address, any comments from such counsel.  Unless such counsel earlier informs the Company that it has no objections to the filing of such amendment or supplement, the Company will not file such amendment or supplement prior to the date that is three Business Days after the date that such counsel received such document;

(c)                                  subject to Section 1(c), prepare and file with the SEC such amendments and supplements to the Mandatory Shelf Registration Statement as may be necessary to keep such registration statement effective for the time period set forth in Section 1(b), and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by the Mandatory Shelf Registration Statement;

(d)                                 furnish to the Shareholder(s) of the Registrable Securities being sold such number of copies, without charge, of the Mandatory Shelf Registration Statement, each amendment and supplement thereto, including each prospectus, all exhibits and other documents filed therewith and such other documents as a Shareholder may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such Shareholder;

(e)                                  use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as a Shareholder reasonably requests, including by filing as promptly as practicable any such amendments to the Mandatory Shelf Registration Statement as are necessary to include such Registrable Securities or change or update any information regarding the Shareholder or any permitted transferee hereunder, as requested by such Shareholder or permitted transferee, and do any and all other acts and things that may be necessary or reasonably advisable to enable such Shareholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Shareholder (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(f)                                   immediately notify the Shareholders, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the occurrence of any event which will have the result that, the prospectus contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to the Shareholders a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g)                                  notify the Shareholders (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to the Mandatory Shelf Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for any of such purposes;

(h)                                 use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, if applicable;

(i)                                     provide a transfer agent and registrar for all such Registrable Securities; and

(j)                                    in the event of the issuance of any stop order suspending the effectiveness of the Mandatory Shelf Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in the Mandatory Shelf Registration Statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

For the avoidance of doubt, notwithstanding any provision of this Agreement to the contrary, in no event shall the Company be required by the terms of this Agreement to provide assistance in connection with any Underwritten Offering.

3.                                      Registration Expenses.  Except as otherwise provided for herein, all expenses incidental to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees (including SEC registration and FINRA filing fees), fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, transfer agent’s and registrar’s fees, cost of distributing prospectuses, as well as any supplements thereto, fees and expenses of one counsel to the holders of Registrable Securities (such counsel’s fees (a) not to exceed $25,000 in the aggregate and (b) only incurred after the date hereof) and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses, “Registration Expenses”), will be borne by the Company. In addition, the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange or automatic quotation system on which similar securities issued by the Company are then listed (including the Nasdaq). Notwithstanding the foregoing, all Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

4.                                      Indemnification.

(a)                                 The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, the Shareholders, their respective affiliates and their respective officers, directors and partners and each Person who controls a Shareholder (within the meaning of the 1933 Act) against, and pay and reimburse such holder, affiliate, director, officer or partner or controlling person for any losses, claims, damages, expenses, liabilities, joint or several, to which such holder or any such affiliate, director, officer or partner or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Mandatory Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any “issuer free writing prospectus” (as defined in 1933 Act Rule 433), (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any violation or alleged violation by the Company of any rule or regulation promulgated under the 1933 Act, the 1934 Act, FINRA or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse the Shareholders and each such affiliate, director, officer, partner and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding or (iv) the failure to include, at the time of pricing any offering, the information required by Sections 12(a)(2) and 17(a)(2) of the 1933 Act; provided, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Mandatory Shelf Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by a Shareholder expressly for use therein or by a Shareholder’s failure to deliver, to the extent required by law and except to the extent such failure results from a failure by the Company to comply with Section 2(f), a copy of the Mandatory Shelf Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Shareholder with a sufficient number of copies of the same.

(b)                                 In connection with the Mandatory Shelf Registration Statement in which a Shareholder is participating, it will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any the Mandatory Shelf Registration Statement or prospectus and will indemnify and hold harmless the Company, its directors and officers, each other Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, expenses, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), joint or several, to which the Company or any such director or officer, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities, actions or proceedings arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Mandatory Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in the Mandatory Shelf Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by a Shareholder expressly for use therein, and such Shareholder will reimburse the Company and each such director, officer, and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the obligation to indemnify and hold harmless will be individual and several to such Shareholder and will be limited to the amount of net proceeds received by such Shareholder from the sale of Registrable Securities pursuant to the Mandatory Shelf Registration Statement.

(c)                                  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its prior written consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder except to the extent that such indemnifying party is materially prejudiced as a result of such failure to give notice.

(d)                                 The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e)                                  If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount a Shareholder will be obligated to contribute pursuant to this Section 4(e) will be limited to an amount equal to the net proceeds to such Shareholder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Shareholder has otherwise been required to pay in respect of such loss, claim, damage, expense, liability or action or any substantially similar loss, claim, damage, expense, liability or action arising from the sale of such Registrable Securities).

5.                                      Supplemented or Amended Prospectus; Information.

(a)                                 A Shareholder agrees that, if it is participating in any registration hereunder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 2(f) above, such Shareholder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Mandatory Shelf Registration Statement until it receives copies of a supplemented or amended prospectus as contemplated by such Section 2(f). In the event the Company gives any such notice, the applicable time period during which the Mandatory Shelf Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5 to and including the date when such Shareholder will have received the copies of the supplemented or amended prospectus contemplated by Section 2(f).

(b)                                 Each Shareholder agrees that it shall furnish the Company with such information regarding such Shareholder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

6.                                      Rule 144; Legend Removal.

(a)                                 Facilitation of Sales Pursuant to Rule 144.  The Company covenants to the Shareholders that to the extent it shall be required to do so under the 1934 Act, the Company shall use its commercially reasonable efforts to (i) timely file the reports required to be filed by it under the 1934 Act or the 1933 Act (including the reports under Sections 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144), and (ii) make and keep public information available as those terms are understood and defined in Rule 144, all to the extent required from time to time to enable the Shareholders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.  Upon the request of a Shareholder in connection with its sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

(b)                                 Upon request of a Shareholder, and if so requested by the Company for a transaction not including a sale of Registrable Securities through the Mandatory Shelf Registration Statement or other registration statement of the Company, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the 1933 Act, the Company shall promptly cause any legend affixed to any Registrable Securities to be removed from any certificate for any Registrable Securities, including by providing any opinion of counsel to the Company that may be required by the transfer agent to effect such removal.  In addition to, and without limiting, the foregoing, the Company shall take such necessary actions, and provide any necessary opinion of counsel to the transfer agent, to remove any legend affixed to any Registrable Securities relating to restriction under Rule 144 to any Registrable Securities and to cause such securities to bear the same CUSIP as the publicly traded securities of the Company with respect to any Shareholder that is not an affiliate of the Company as promptly as practicable after the one-year anniversary of the Closing (as defined in the Share Sale and Purchase Agreement).

7.                                      [RESERVED]

8.                                      Term.  This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of each Shareholder that holds Registrable Securities or their respective successor(s) in interest, (b) the date on which no Registrable Securities of the Shareholders (or any transferee thereof) remain outstanding and (c) the dissolution, liquidation or winding up of the Company.

9.                                      Defined Terms.  Capitalized terms when used in this Agreement have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that, for purposes of this Agreement, the Company shall not be deemed an Affiliate of a Shareholder, and a Shareholder shall not be deemed an Affiliate of the Company. For purposes of this definition, when used with respect to any Person, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

“Business Day” means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated to close.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing the Mandatory Shelf Registration Statement in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of the Mandatory Shelf Registration Statement, and compliance with applicable state securities laws of such states in which a Shareholder notifies the Company of its intention to offer Registrable Securities.

“Registrable Securities” means (i) any Acquired Shares or (ii) any equity securities or warrants issued or issuable with respect to the securities referred to in the foregoing clause (i) by way of conversion, exercise or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the 1933 Act and disposed of in accordance with the Mandatory Shelf Registration Statement covering them, (y) all of the Registrable Securities held by a Shareholder may be sold in a single sale, based on the opinion of counsel satisfactory to the Company, without any limitation as to volume or manner pursuant to Rule 144, or (z) such Registrable Security shall cease to be outstanding.  For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion, exercise or exchange in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Registration Expenses” has the meaning set forth in Section 3.

“Rule 144” means Rule 144 under the 1933 Act or any successor or similar rule as may be enacted by the SEC from time to time, as in effect from time to time.

“SEC” means the Securities and Exchange Commission.

“Selling Expenses” means all underwriting discounts, commissions and transfer taxes applicable to the sale of Registrable Securities hereunder, if any.

“Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

10.                               Miscellaneous.

(a)                                 Adjustments Affecting Registrable Securities.  The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of a Shareholder to include its Registrable Securities in a registration or qualification for sale by prospectus undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration or qualification (including, without limitation, effecting a share split or a combination of shares).

(b)                                 Remedies.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to equitable relief, including specific performance and injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

(c)                                  Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Shareholders.

(d)                                 Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, that a Shareholder may not assign or otherwise transfer its rights or obligations under this Agreement to any other Person without the prior written consent of the Company; provided, further, that no such prior written consent shall be required for an assignment to an Affiliate of such Shareholder.

(e)                                  Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)                                   Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(g)                                  Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)                                 Governing Law.  This Agreement and the rights and duties of the parties hereto hereunder shall be governed by and construed in accordance with laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the Borough of Manhattan, City of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereinafter have to the laying of the venue of any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10(l) shall be deemed effective service of process on such party.

EACH OF THE PARTIES HERETO HERBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i)                                     Further Assurances.  Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or advisable to carry out the provisions of this Agreement and the transactions contemplated hereby.

(j)                                    Organizational Documents.  Notwithstanding anything to the contrary herein, all applicable provisions of the Company’s by-laws and certificate of incorporation (the “Organizational Documents”) shall apply to this Agreement and any actions taken hereunder as if set forth herein, and any conflict between the Organizational Documents and this Agreement shall be resolved in favor of the provisions of the Organizational Documents.  If any conflict between this Agreement and the Organizational Documents interferes in any material respect with the exercise of any Registration Request or other right or remedy hereunder, the Company shall use its commercially reasonable efforts to facilitate the exercise of such Registration Request or other right or remedy without conflict with the Organizational Documents.

(k)                                 Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and shall be deemed to have been given (a) when personally delivered, (b) the day following the day (except if not a Business Day then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight air courier service, (c) when transmitted via e-mail (including via attached pdf document) to the e-mail address set out below, if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid) or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties as applicable, at the address, facsimile number or e-mail address set forth below:

To the Company:

Take-Two Interactive Software, Inc.

622 Broadway

New York, NY 10012

Attention:                             Daniel Emerson

E-mail:                                            dan.emerson@take2games.com

with a copy (which shall not constitute notice to the Company) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Attention:                             Adam Turteltaub

E-mail:                                            aturteltaub@willkie.com

To the Shareholders:

At the address set forth opposite such Shareholder on Schedule I hereto.

with a copy (which shall not constitute notice to the Shareholders) to:

J&A Garrigues SLP

Avenida Diagonal, 654

08034 Barcelona (Spain)

Attention:                             Alex Pujol Pamies

E-mail:                                            alex.pujol@garrigues.com

; or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(l)                                     Entire Agreement.  This Agreement, together with the Share Sale and Purchase Agreement (including the restrictions on transfer set forth therein with respect to certain Acquired Shares) and the Organizational Documents, contains the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof.

(m)                             No Waivers; Third Party Beneficiary Rights.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.  Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under this Agreement.

(n)                                 [RESERVED].

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Matthew K. Breitman
Name:	Matthew K. Breitman
Title:	Senior Vice President, Deputy General
Counsel and Corporate Secretary

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

/s/ Andrew Bou Ortiz
Mr. Andrés Bou Ortiz

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

/s/ Horacio Martos Borja
Mr. Horacio Martos Borja

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

/s/ Marc Canaleta Caupena
Mr. Marc Canaleta Caupena

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

VOLADURAS HINOJO, S.L.

By:	/s/ Horacio Martos Borja
Name:	Horacio Martos Borja
Title:	Attorney-in-fact

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

NAUTA TECH INVEST III, SCR., S.A.

By:	/s/ Alex Pujol Pamies
Name:	Alex Pujol Pamies
Title:	Attorney-in-fact

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

BILBAO VIZCAYA HOLDING, S.A.

By:	/s/ Enrique Migoya Peláez
Name:	Enrique Migoya Peláez
Title:	Attorney-in-fact

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

LA BANQUE POSTALE INNOVATION 11 FCPI

CAPITAL CROISSANCE 4 FCPI

OBJECTIF INNOVATION PATRIMOINE 4 FCPI

STRATÉGIE PME 2011 FCPI

IDINVEST PATRIMOINE FCPI

ALLIANZ ECO INNOVATION 3 FCPI

OBJECTIF INNOVATION 5 FCPI

IDINVEST CROISSANCE FCPI

SG INNOVATION 2011 FCPI

ALLIANZ ECO INNOVATION 2 FCPI

OBJECTIF INNOVATION 4 FCPI

IDINVEST FLEXIBLE 2016 FCPI

CAPITAL CROISSANCE 5 FCPI

OBJECTIF INNOVATION PATRIMOINE 5 FCPI

IDINVEST PATRIMOINE 2 FCPI

OBJECTIF INNOVATION PATRIMOINE 6 FCPI

IDINVEST PATRIMOINE 3 FCPI

By:	/s/ Alex Pujol Pamies
Name:	Alex Pujol Pamies
Title:	Attorney-in-fact

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

GREYLOCK ISRAEL INVESTMENT VEHICLE IN SOCIALPOINT LTD.

By:	/s/ Alex Pujol Pamies
Name:	Alex Pujol Pamies
Title:	Attorney-in-fact

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

HCPESP S.à r.l.

By:	/s/ Alex Pujol Pamies
Name:	Alex Pujol Pamies
Title:	Attorney-in-fact